Summary Prospectus and Prospectus Supplement Supplement dated January 29, 2018

Strategic Allocation: Conservative Fund ■ Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund ■ Multi-Asset Income Fund

(Summary Prospectuses and Prospectus dated April 10, 2017)

The following is added to the Portfolio Managers section of the summary prospectuses and the prospectus for Multi-Asset Income, and Strategic Allocation: Conservative, Moderate and Aggressive Funds:
Vidya Rajappa, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2018.

The following is added to The Fund Management Team section of the prospectus for Multi-Asset Income, and Strategic Allocation: Conservative, Moderate and Aggressive Funds:
Vidya Rajappa
Ms. Rajappa, Vice President and Portfolio Manager, has been a member of the team that manages the funds since 2018 when she joined American Century Investments. Previously, she served in roles as senior vice president of multi-asset solutions and senior vice president of global analytics at AllianceBernstein L.P. She has a bachelor’s degree in electronics and telecommunications from PSG College of Technology, Coimbatore, India and a master's degree in statistics and operations research from New York University. She is a CFA charterholder.

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